HERITAGE-CRYSTAL CLEAN, INC.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of April 13, 2023 among Heritage-Crystal Clean, Inc., a Delaware corporation (the “Company”), The Heritage Group, an Indiana general partnership (the “Heritage Group”), and each Person listed on the signature pages under the caption “Other Investors” or who executes a Joinder as an “Other Investor” (collectively, the “Other Investors” and with the Heritage Group, the “Stockholders”). Except as otherwise specified herein, all capitalized terms used in this Agreement are defined in Exhibit A attached hereto.

WHEREAS, the Company has filed a Registration Statement on Form S-3 (SEC No. 333-262605) (as from time to time amended, supplemented or superseded, the “Shelf Registration Statement”) with the SEC and such Shelf Registration Statement has been declared effective. The Shelf Registration Statement provides for the registration of, and the sale by the Stockholders on a continuous or delayed basis of, Registrable Securities (as defined below), pursuant to Rule 415 promulgated under the Securities Act (as defined below).

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1    Registration Rights.

a.Requests for Registration. In the event the Shelf Registration Statement is no longer effective with the SEC, at any time and from time to time, the Heritage Group may request registration under the Securities Act (a “Demand Request”) of all or any portion of the Registrable Securities on Form S-3 or any similar short-form registration statement, or if Form S-3 is not available on Form S-1, in respect of all or a portion of Registrable Securities owned by the Stockholders (so long as such request covers at least $35,000,000 worth of the then current value of shares of Common Stock) (any such requested registration, a “Demand Registration”). Each request for a Demand Registration must specify the approximate number or dollar value of Registrable Securities requested to be registered and (if known) the intended method of distribution and the Stockholders to be included in the registration. Upon receipt of a Demand Request in accordance herewith, subject to Section 1(d) below, the Company shall use reasonable efforts (i) to file a Registration Statement registering for resale such number of Registrable Securities as requested to be so registered as promptly as reasonably practicable and in any event within 20 Business Days of such Demand Request and (ii) to cause such Demand Registration Statement to be declared effective by the SEC as reasonably practicable thereafter. The Company shall not be required to file any Registration Statement pursuant to a Demand Request as long as the Shelf Registration Statement is effective with the SEC.

b.Shelf Registration.

i.Subject to the terms of Section 1(d), the Company will use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in the Shelf Registration Statement, or otherwise cease to be Registrable Securities; provided, that, until this Agreement has been terminated in accordance with Section 9, the Company shall replace the Shelf Registration Statement at or before its expiration with a successor effective registration statement(s) on Form S-3 (or any comparable or successor form or forms or, if the Company is not eligible to file a registration statement on Form S-3, a successor effective registration statement on Form S-1 providing for the registration of, and the sale by the Stockholders on a continuous or delayed basis of, all of the Registrable Securities, pursuant to Rule 415). Any such successor registration statement shall be considered a “Shelf Registration Statement” for the purposes of this Agreement. In the event the Company files a Shelf Registration Statement on Form S-1 because it is no longer eligible to use Form S-3, the Company shall use its reasonable efforts to convert to a registration statement on Form S-3 as soon as practicable after the Company is eligible to use Form S-3

ii.For so long as the Shelf Registration Statement is and remains effective, the Heritage Group will have the right at any time or from time to time to elect to sell pursuant to an offering (including an Underwritten Offering) Registrable Securities pursuant to such registration statement (“Shelf Registrable Securities”). If the Heritage Group desires to sell Registrable Securities pursuant to an Underwritten Offering, then the Heritage Group may deliver to the Company a written notice (a “Shelf Offering Notice”) specifying the number of Shelf Registrable Securities that the Heritage Group and the Other Investors desire to sell pursuant to such Underwritten Offering (the “Shelf Offering”). Subject to Section 1(d), the number of offerings of Shelf Registrable Securities that the Stockholders may effect pursuant to this Section 1(b) shall not be limited, provided, that, (Y) the number of Underwritten Offerings shall be limited to a total of two in any twelve-month period during the first three years of the term of this Agreement and one in any twelve-month period thereafter and (Z) any Underwritten Offering, including an Underwritten Block Trade, shall cover at least $35,000,000 worth of the then current value of shares of Common Stock. If any Stockholders desire to sell any Registrable Securities pursuant to a Shelf Offering, then the Heritage Group shall deliver to the Company a written notice specifying the Stockholders and the number of Registrable Securities the Stockholders desire to sell pursuant to such Shelf Offering. The Heritage Group will provide the Shelf Offering Notice no less than twenty-one (21) days prior to the anticipated Launch of such offering and the Company will, subject to Section 1(d), use its reasonable efforts to consummate such Shelf Offering as expeditiously as possible; provided, that if the Company is not prepared to Launch a Shelf Offering on the first day of the applicable Open Window (assuming that the twenty-one (21) days’ notice has been provided and other than a delay primarily caused by the Heritage Group), then such Demand Registration or Shelf Offering Notice, as applicable, shall not count as one of the Demand Registrations or Shelf Offerings as set forth in Section 1(d) unless a Shelf Offering is Launched and consummated during such Open Window. The right of any Stockholder to participate in an Underwritten Offering pursuant to this Section 1 will be conditioned upon such Stockholder’s participation in such underwriting and each such Stockholder will (Y) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s)), provided that no Stockholder shall be required to sell more than the number of Registrable Securities that such Stockholder has requested the Company to include in any registration) and (Z) complete, execute and deliver all customary questionnaires, powers of attorney, stock powers, custody agreements, indemnities, underwriting agreements and other documents and agreements reasonably required under the terms of such underwriting arrangements or as may be reasonably requested by the Company and the lead managing underwriter(s), in each case with such modifications and exceptions as may be reasonably requested by the Heritage Group with respect to the provisions that set forth the Stockholders’ rights and obligations therein.

iii.If the Heritage Group desires to engage in an underwritten block trade or bought deal pursuant to a Shelf Registration Statement (each, an “Underwritten Block Trade”), the

Heritage Group may notify the Company of the Underwritten Block Trade not less than ten (10) Business Days prior to the day such offering is first anticipated to commence. Subject to Section 1(d), the Company will use its commercially reasonable efforts to facilitate such Underwritten Block Trade; provided, further, that notwithstanding the provisions of Section 1(b)(ii), no Other Investors will be permitted to participate in an Underwritten Block Trade without the written consent of the Heritage Group.

iv.At any time prior to the effective date of the Registration Statement relating to a Demand Registration or the “pricing” of any offering relating to a Shelf Offering, the Heritage Group may elect at any time to terminate such Demand Registration or Shelf Offering, provided, that, such uncompleted Demand Registration and/or Shelf Offering will count when determining the number of Underwritten Offerings permitted in a twelve (12)-month period unless as otherwise provided in Section 1(d)(i).

v.All determinations as to whether to complete any Shelf Offering and as to the timing, manner, price and other terms of any Shelf Offering contemplated by this Section 1(b)(v) shall be determined by the Heritage Group, subject to the approval of the Company (other than with respect to price) and Section 1(e), and the Company shall, subject to compliance with applicable laws, use its commercially reasonable efforts to cause any Shelf Offering to occur in accordance with such determinations as promptly as practicable.

c.Priority on Demand Registrations and Shelf Offerings. The Company will not include in any Demand Registration or Shelf Offering any securities which are not Registrable Securities without the prior written consent of the Heritage Group. If with respect to a Demand Registration or a Shelf Offering the managing underwriters of such offering advise the Company in writing that in their opinion the number of Registrable Securities and (if permitted hereunder) other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities (if any), which can be sold therein without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, then the Company will include in such offering (prior to the inclusion of any securities which are not Registrable Securities) the number of Registrable Securities requested to be included by any Holder which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among such Holders on the basis of the number of Registrable Securities owned by each such Holder.

d.Restrictions on Demand Registration and Shelf Offerings.

i.The Company shall not be required to file any Demand Registration or prepare any Shelf Offering more than two (2) times in any twelve (12)-month period during the first three (3) years of this Agreement and more than one (1) time in any twelve-month period thereafter; provided, that, an uncompleted Demand Registration or Shelf Offering shall count when determining the number of Demand Registrations or Shelf Offerings permitted in a twelve (12)-month period unless (x) such termination of a Demand Registration or Shelf Offering was primarily caused by the Company’s breach of its obligations hereunder, (y) was not in light of any material adverse information concerning the Company that the Company had not publicly disclosed prior to such Demand Request or Shelf Offering Notice or that the Company had not otherwise communicated to the Heritage Group or its Affiliates prior to the time of such Demand Request or Shelf Offering Notice, as applicable or (z) the Heritage Group delivers written notice to the Company terminating such request for a Demand Registration or Shelf Offering within fourteen (14) days of providing such Demand Request or Shelf Offering Notice to the Company. In addition, the Company may postpone, for up to 90 days (or with the consent of the Heritage Group, a longer period) from the date of the request (the “Suspension Period”), the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of a Shelf Registration Statement (and therefore suspend sales of the Shelf Registrable Securities) by providing written notice to the Heritage Group if either of the following conditions are met: (A) the Company determines that the offer or sale of Registrable Securities would reasonably be expected to have a materially interfere with any proposal or plan by the Company or any Subsidiary to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization, financing or other transaction involving the Company or (B) upon advice of counsel, the sale of Registrable Securities pursuant to the registration statement would require disclosure of material non-public information not otherwise required to be disclosed under applicable law, and either (y) the Company has a bona fide business purpose for preserving the confidentiality of such transaction or such confidential information, or (z) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post effective basis, as applicable. The Company may delay or suspend the effectiveness of a Demand Registration or Shelf Registration Statement pursuant to this Section 1(d)(i) only two (2) times in any twelve (12)-month period (for avoidance of doubt, in addition to the Company’s rights and obligations under Section 4(a)(vi)) unless additional delays or suspensions are approved by the Heritage Group. If the Company so postpones the filing of a Prospectus or the effectiveness of a Registration Statement, the Heritage Group, on behalf of the demanding Stockholder(s) shall be entitled to withdraw such Demand Request or Shelf Offering Notice, and, if such request is withdrawn, such request or notice shall not count for the purposes of the limitations on offerings in a twelve (12)-month period set forth in the first sentence of this Section 1(d)(i).

ii.In the case of an event that causes the Company to suspend the use of a Shelf Registration Statement as set forth in Section 1(d)(i) above or pursuant to Section 4(a)(ii), Section 4(a)(iii), and Section 4(a)(vi) (each a “Suspension Event”), the Company will give a notice to the Heritage Group whose Registrable Securities are registered pursuant to such Shelf Registration Statement (a “Suspension Notice”) to suspend sales of the Registrable Securities. Any such Suspension Notice will continue only for so long as the Suspension Event or its effect is continuing. Each Holder agrees to promptly suspend any sale of Registrable Securities upon receipt and not to offer or sell any of its Registrable Securities pursuant to such Shelf Registration Statement (or such filings) at any time after the Heritage Group has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice. A Holder may recommence effecting sales of the Registrable Securities pursuant to the Shelf Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company to the Heritage Group, which End of Suspension Notice will be given by the Company to the Holders promptly following the conclusion of any Suspension Event.

e.Selection of Underwriters. The Company shall select the investment banker(s) and manager(s) to administer any Underwritten Offering in connection with a Demand Registration or Shelf Offering, subject to the consent, not to be unreasonably withheld, of the Heritage Group.

f.Other Registration Rights. Except as provided in this Agreement, during the first three (3) years that this Agreement is in effect, the Company will not grant to any Person(s) the right to request the Company or any Subsidiary to register any equity securities of the Company or any Subsidiary, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Heritage Group, to the extent such right would be pari passu (in terms of Piggyback rights) or have any Demand Rights or right to demand an Underwritten Offering.

g.Revocation of Demand Notice or Shelf Offering Notice. At any time prior to the effective date of the registration statement relating to a Demand Registration or the “pricing” of a Shelf Offering, the Heritage Group may revoke or withdraw such notice of a Demand Registration or Shelf Offering Notice on behalf of all Holders participating in such Demand Registration or Shelf Offering, in each case by providing written notice to the Company. A notice of Demand Registration or Shelf Offering Notice that has been revoked or withdrawn shall count when determining the number of offerings permitted in a twelve (12)-month period as set forth in Section 1(d)(i) above.

h.Confidentiality. Each Holder agrees to treat as confidential the receipt of any notice hereunder (including with respect to Demand Registration, a Shelf Offering, a Suspension Notice and any Underwritten Offering) and the information contained therein, and not to disclose or use the information contained in any such notice (or the existence thereof) without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally (other than as a result of disclosure by such Holder in breach of the terms of this Agreement).

Section 2 Piggyback Registrations.

a.Right to Piggyback. Whenever the Company proposes to effect an Underwritten Offering (including primary and secondary registrations of Underwritten Offerings and other than pursuant to an Excluded Registration) (a “Piggyback Registration”), the Company will give prompt written notice (and in any event within three (3) Business Days after the public filing of the registration statement relating to the Piggyback Registration) to the Heritage Group of its intention to effect such Piggyback Registration and, subject to the terms of Section 2(b) and Section 2(c), will include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) days after delivery of the Company’s notice. The Heritage Group, for itself and on behalf of all other Holders participating in such registration, may withdraw the request for inclusion at any time prior to pricing of such Underwritten Offering. For the avoidance of doubt, a Piggyback Registration initiated by the Company shall not count against the limitations set forth in Section 1(d)(i).

b.Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration (i) first, the number of securities the Company proposes to sell together with the number of Heritage Group Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold, without any such adverse effect, provided, however, that with respect to the portion of any primary offering by the Company that will be used for general corporate purposes (which include unannounced acquisitions and undisclosed debt refinancings), the Heritage Group shall be entitled to include such number of Heritage Group Registrable Securities representing at least 20% of such portion, (ii) second, the number of Registrable Securities requested to be included in such registration by any other Holders which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among such Holders on the basis of the number of Registrable Securities owned by each such Holder and

(iii) third, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

c.Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s equity securities (other than pursuant to a Shelf Offering or Demand Registration), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, the Company will include in such registration only such number of securities that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, securities will be so included in the following order of priority (i) first, the number of securities requested to be included therein by the holders initially requesting such registration together with the number of Heritage Group Registrable Securities requested to be included which, can be sold, without any such adverse effect, provided, however, that the Heritage Group shall be entitled to include such number of Heritage Group Registrable Securities representing at least 20% of the Common Stock proposed to be sold in such offering, (ii) second, the Registrable Securities requested to be included in such registration by any other Holders which, in the opinion of such underwriters, can be sold, without any such adverse effect, pro rata among such Holders on the basis of the number of Registrable Securities owned by each such Holder and (iii) third, other securities requested to be included in such registration which, in the opinion of the underwriters, can be sold without any such adverse effect.

d.Right to Terminate Registration. The Company will have the right to terminate or withdraw any registration initiated by it under this Section 2, whether or not any holder of Registrable Securities has elected to include securities in such registration, and, except for the obligation to pay Registration Expenses pursuant to Section 5, the Company will have no liability to the Stockholder in connection with such termination or withdrawal solely by reason thereof.

e.Selection of Underwriters. The Company shall select the investment banker(s) and manager(s) for an offering pursuant to a Piggyback Registration.

Section 3 Stockholder Lock-Up Agreements and Company Holdback Agreement.

a.Stockholder Lock-up Agreements. In connection with any Underwritten Offering, each Holder will enter into any customary lock-up, holdback or similar agreements reasonably requested by the underwriter(s) managing such offering, in each case with such modifications and exceptions as may be reasonably requested by the Heritage Group with respect to the provisions that set forth the Stockholders’ rights and obligations therein, during the 10 days prior and the 45-day period beginning on the date of pricing of such offering. Without limiting the generality of the foregoing, each Holder hereby agrees that in connection with any Underwritten Offering, not to (i) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any equity securities of the Company (including equity securities of the Company that may be deemed to be beneficially owned by such Holder in accordance with the rules and regulations of the SEC) (collectively, “Securities”), or any securities, options or rights convertible into or exchangeable or exercisable for Securities (collectively, “Other Securities”), (ii) enter into a transaction which would have the same effect as described in clause (i) above, (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Securities or Other Securities, whether such transaction is to be settled by delivery of such Securities or Other Securities, in cash or otherwise (each of (i), (ii) and (iii) above, a “Sale Transaction”), or (iv) publicly disclose the intention to enter into any Sale Transaction (including making any Demand Request of Shelf Offering Notice), commencing on the earlier of (y) the date on which the Company gives notice to the Holders that a preliminary prospectus for such Underwritten Offering has been circulated to potential investors or (z) or the “pricing” of such offering and continuing to the date that is 45 days following the date of the final prospectus in the case of any other such Underwritten Offering (each such period, or such shorter period as agreed to by the managing underwriters, a “Holdback Period”), in each case along with such other modifications and exceptions as may be reasonably requested by the Heritage Group. The Company may impose stop-transfer instructions with respect to any Securities or Other Securities subject to the restrictions set forth in this Section 3(a) until the end of such Holdback Period.

b.Company Holdback Agreement. In connection with any Underwritten Offering completed pursuant to Section 1 of this Agreement, including an Underwritten Offering that is an Underwritten Block Trade, at the request of the managing Underwriter of such Underwritten Offering, the Company (i) will not file any registration statement for a Public Offering or cause any such registration statement to become effective, or effect any public sale or public distribution of its Common Stock for its own account (other than an Excluded Registration) during any Holdback Period (other than as part of such Underwritten Offering, or a registration on Form S-4 or Form S-8 or any successor or similar form) for a period of no more than 45 days following the date of the final prospectus with respect to such Underwritten Offering and (ii) will use commercially reasonable efforts to cause its directors and executive officers to agree not to effect any Sale Transaction during any Holdback Period, except as part of such underwritten registration (if otherwise permitted), unless approved in writing by the underwriters managing the Underwritten Offering and to enter into any customary lock-up, holdback or similar agreements reasonably requested by the underwriter(s) managing such offering, for a period of no more than 45 days following the date of the final prospectus with respect to such Underwritten Offering, in each case with such modifications and exceptions as may be reasonably requested by the Heritage Group with respect to the provisions that set forth the Stockholders’ rights and obligations therein; provided, that, in no event shall the Company, or the Company’s directors and executive officers be subject to any holdback or lockup arrangement on terms that are less favorable than any similar lock-up or holdback agreed to by the Heritage Group.

Section 4 Registration Procedures.

a.Company Obligations. Whenever the Holders have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a Shelf Offering, the Company will use its reasonable efforts to effect the registration to permit the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall use reasonable efforts to:

i.cause such Shelf Registration Statement to remain effective with the SEC and to prepare and file with (or submit confidentially to) the SEC any registration statement to be filed and declared effective pursuant to this Agreement, in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder (provided that before filing or confidentially submitting a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel of the Heritage Group covered by such registration statement copies of all such documents proposed to be filed or submitted, which documents will be subject to the reasonable review and comment of such counsel);

ii.notify the Heritage Group of (A) the issuance by the SEC of any stop order suspending the effectiveness of any registration statement filed pursuant to this Agreement or the initiation of any proceedings for that purpose, (B) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each registration statement filed hereunder;

iii.prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such registration statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an Underwritten Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with the sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

iv.furnish, without charge, to each seller of Registrable Securities thereunder and each underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) (in each case including all exhibits and documents incorporated by reference therein), each amendment and supplement thereto, each Free Writing Prospectus and such other documents as such seller or underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable laws of each such registration statement, each such amendment and supplement thereto, and each such prospectus (or preliminary prospectus or supplement thereto) or Free Writing Prospectus by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

v.use its reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in any such jurisdiction);

vi.notify the Heritage Group in writing (A) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (B) promptly after receipt thereof, of any request by the SEC for the amendment or supplementing of such registration statement or prospectus or for additional information, (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event or of any information or circumstances as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 1(d), if required by applicable law or to the extent requested by the Heritage Group, the Company will use its reasonable efforts to promptly prepare and file a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading and (D) prior to the Closing of any Underwritten Offering, if at any time the Company becomes aware that the representations and warranties of the Company in any underwriting agreement, securities sale agreement, or other similar sale agreement, relating to the offering shall cease to be true and correct in any material respect;

vii.cause all such Registrable Securities to be listed on each securities exchange on which the Common Stock of the Company is then listed;

viii.provide a transfer agent and registrar for all such Registrable Securities and use reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s);

ix.in the case of any Underwritten Offering in which any Stockholder participates pursuant to this Agreement, enter into and perform such customary agreements (including, as applicable, underwriting agreements in customary form) and take all such other actions as the managing underwriters may reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including making available the executive officers of the Company and participating in customary “road shows,” and investor presentations);

x.in connection with any Underwritten Offering, make reasonably available for inspection by the managing underwriters of such Underwritten Offering and one law firm and accounting firm acting for the managing underwriters, pertinent financial and other records, pertinent corporate and business documents and properties of the Company as will be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, managing underwriter, attorney, or accountant in connection with such registration statement and the disposition of such Registrable Securities pursuant thereto; provided, however, that any such records and other information provided that is not generally publicly available shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews;

xi.ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration, Piggyback Registration or Shelf Offering hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

xii.permit any Holder which, based on the opinion of external counsel, might be deemed to be an underwriter of the Company, to participate in the preparation of such registration or comparable statement and to allow such Holder to provide language with respect thereto for insertion therein, in form and substance reasonably satisfactory to the Company, which in the reasonable judgment of such Holder and its external counsel should be included;

xiii.prevent the issuance of any stop order suspending the effectiveness of any registration statement filed with the SEC pursuant to this Agreement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction in the United States, and in the event any such order is issued, use reasonable efforts to obtain promptly the withdrawal of such order;

xiv.cooperate with the Holders covered by a registration statement or Shelf Offering related to an Underwritten Offering and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (or arrange for book entry transfer of securities in the case of uncertificated securities), and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such Holders may request at least two (2) Business Days prior to any proposed sale of Registrable Securities to the underwriters;

xv.take no action prohibited by Regulation M under the Exchange Act;

xvi.make all required filings by the Company with FINRA and use commercially reasonable efforts to cooperate with each Holder covered by the registration statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with the preparation and filing of applications, notices, registrations and responses to requests for additional information with FINRA, Nasdaq or any other national securities exchange on which the shares of Common Stock are or are to be listed, and (B) to the extent required by the rules and regulations of FINRA, retain a Qualified Independent Underwriter acceptable to the managing underwriter;

xvii.in the case of any Underwritten Offering, use its reasonable efforts to obtain, and deliver to the underwriter(s), in the manner and to the extent provided for in the applicable underwriting agreement, one or more cold comfort letters from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters;

xviii.in the case of any Underwritten Offering, use its reasonable efforts to provide (A) a customary legal opinion of the Company’s outside counsel addressed to the Company, (B) on the date that such Registrable Securities are delivered to the underwriters for sale in Underwritten Offering pursuant to the Shelf Registration Statement (1) one or more legal opinions of the Company’s outside counsel, dated such date, in form and substance as customarily given to underwriters in an Underwritten Offering and (2) one or more “negative assurances letters” of the Company’s outside counsel, dated such date, in form and substance as is customarily given to underwriters in an Underwritten Offering and (3) customary certificates executed by authorized officers of the Company as may be requested by any Holder or any underwriter of such Registrable Securities; and

xix.cooperate with the Holders transferring Common Stock to facilitate the delivery of certificates representing Registrable Securities to be sold or transferred and not bearing any restrictive legends (or arrange for book entry transfer of securities in the case of uncertificated securities), including using reasonable efforts to provide a customary legal opinion of the Company’s outside counsel addressed to the Company’s transfer agent, if requested by the transfer agent.

b.Additional Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing, as a condition to such seller’s participation in such registration.

c.In-Kind Distributions. If the Heritage Group seeks to effectuate an in-kind distribution of all or part of their Registrable Securities to their respective direct or indirect equityholders, the Company will, subject to any applicable lock-ups, reasonably cooperate with and assist such Stockholder, such equityholders and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Stockholder to the extent consistent with the Company’s obligations under the Securities Act (including the delivery of instruction letters by the Company or its counsel to the Company’s transfer agent, the delivery of customary legal opinions by counsel to the Company and the delivery of Company Shares without restrictive legends, to the extent no longer applicable).

d.Suspended Distributions. Each Person participating in a registration hereunder agrees that, upon receipt of any notice from the Company of or the happening of any event of the kind described in Section (ii), Section (iii), and Section 4(a)(vi), such Person will immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4(a)(ii), Section 4(a)(iii), and Section 4(a)(vi), subject to the Company’s compliance with its obligations under Section (ii), Section (iii), and Section 4(a)(vi). Each Stockholder holding Registrable Securities agrees if such Stockholder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(a)(ii), Section 4(a)(iii), and Section (vi) hereof, such Stockholder will promptly discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Stockholder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(i) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the time periods under Section 2 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the Stockholder is required to discontinue disposition of such securities.

e.Other. To the extent that the Heritage Group or any of the Other Holder is or may be deemed to be an “underwriter” of Registrable Securities pursuant to any SEC comments or policies, the Company agrees that (i) the indemnification and contribution provisions contained in Section 6 shall be applicable to the benefit of the Heritage Group in its role as an underwriter or deemed underwriter in addition to its capacity as a holder and (ii) the Heritage Group shall be entitled to conduct the due diligence which they would normally conduct in connection with an offering of securities registered under the Securities Act, including without limitation receipt of customary opinions and comfort letters addressed to the Heritage Group.

Section 5 Expenses.

All out-of-pocket expenses incurred by the Company or the Heritage Group due to any registration or Underwritten Offering pursuant to this Agreement, including pursuant to any Demand Registration, Piggyback Registration or registration pursuant to a Shelf Offering, whether or not the same shall become effective, shall be paid by the Company, including: (i) all registration and filing fees associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “blue sky” laws, (iii) [intentionally omitted], (iv) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses of the Company in connection with the Company’s preparation of a registration statement, including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company or other depositary and of printing prospectuses and Company Free Writing Prospectuses), (v) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (vi) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vii) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed, (viii) all applicable rating agency fees with respect to the Registrable Securities, (ix) all fees and disbursements of legal counsel for the Company, (x) all reasonable and documented fees and disbursements of one legal counsel for selling Holders selected by the Heritage Group (which may be the same counsel as selected for the Company) in connection with a completed Underwritten Offering; provided that such amount shall not to exceed $75,000 for the first completed Underwritten Offering and $50,000 for any additional completed Underwritten Offering in the first year of the term of this Agreement and thereafter $25,000 in connection with a completed Underwritten Offering, (xii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (not including any underwriting discounts or commissions), (xiii) all fees and expenses of any special experts or other Persons retained by the Company, (xiv) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (xv) all expenses of the Company related to the “road-show” for any Underwritten Offering, including all travel, meals and lodging. All such expenses are referred to herein as “Expenses.” The Company shall not be required to pay, and each Person that sells Registrable Securities will bear and pay, all underwriting discounts and commissions and brokerage discounts and selling commissions applicable to the Registrable Securities sold for such Person’s account, all transfer taxes (if any) attributable to the sale of Registrable Securities and any expenses of counsel not expressly contemplated by this Section 5. The Company shall also not be required to pay, in respect of any Underwritten Offering, any fees or expenses for which the underwriter(s) are responsible.

Section 6 Indemnification and Contribution.

a.By the Company. The Company will indemnify and hold harmless, to the fullest extent permitted by law and without limitation as to time, each Holder, such Holder’s officers, directors employees, fiduciaries, stockholders, managers, partners, members, affiliates, direct and indirect equityholders, and any successors and assigns thereof, and each Person who controls such holder (within the meaning of the Securities Act) (the “Indemnified Parties”) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) (collectively, “Losses”) caused by, resulting from, arising out of, based upon or related to any of the following (each, a “Violation”) by the Company: (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, preliminary prospectus or

Free‑Writing Prospectus, or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company. In addition, the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Losses. Notwithstanding the foregoing, the Company will not be liable in any such case, and such indemnification obligations hereunder will not apply in any case, to the extent that any such Losses result from, arise out of, are based upon, or relate to an untrue statement, or omission, made in such registration statement, any such prospectus, preliminary prospectus or Free‑Writing Prospectus or any amendment or supplement thereto, in reliance upon, and in conformity with, written information prepared and furnished in writing to the Company by such Indemnified Party expressly for use therein or by such Indemnified Party’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Indemnified Party with a sufficient number of copies of the same. In connection with an Underwritten Offering, the Company will indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) as agreed to in the underwriting agreement negotiated by the Company with such underwriters (with such modifications and exceptions as may be reasonably requested by the Heritage Group with respect to the provisions that set forth the Stockholders’ rights and obligations therein) and executed in connection with such Underwritten Offering. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the permitted transfer of such securities by such Holder.

b.By Holders. In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement, prospectus, preliminary prospectus or Free‑Writing Prospectus, or any amendment thereof or supplement thereto and, to the extent permitted by law, will indemnify the Company, its officers, directors, employees, agents and representatives, and each Person who controls the Company (within the meaning of the Securities Act) against any Losses resulting from (as determined by a final and appealable judgment, order or decree of a court of competent jurisdiction) any untrue statement or alleged untrue statement of material fact contained in the registration statement, prospectus, preliminary prospectus or Free‑Writing Prospectus, or any amendment thereof or supplement thereto, or in any application or other document or communications, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein and such Holder will reimburse the Company for any legal or any other expenses reasonably incurred by it in connection with the investigating or defending any such Losses; provided that the obligation to indemnify will be individual, not joint and several, for each Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

c.Claim Procedure. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice will impair any Person’s right to indemnification hereunder only to the extent such failure has prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties will have a right to retain one separate counsel, chosen by the majority of the conflicted indemnified parties involved in the indemnification and approved by the Heritage Group, at the expense of the indemnifying party.

d.Contribution. If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to, or is insufficient to hold harmless, an indemnified party or is otherwise unenforceable with respect to any Loss referred to herein, then such indemnifying party will contribute to the amounts paid or payable by such indemnified party as a result of such Loss, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such Loss as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) of this Section 6(d) is not permitted by applicable law, then in such proportion as is appropriate to reflect not only such relative fault but also the relative benefit of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the statement or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided that the maximum amount of liability in respect of such contribution will be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue (or, as applicable alleged) untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if the contribution pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account such equitable considerations. The amount paid or payable by an indemnified party as a result of the Losses referred to herein will be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

e.Release. No indemnifying party will, except with the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

f.Non-exclusive Remedy; Survival. The indemnification and contribution provided for under this Agreement will be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract (and the Company and its Subsidiaries shall be considered the indemnitors of first resort in all such circumstances to which this Section 6 applies) and will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of Registrable Securities and the termination or expiration of this Agreement.

Section 7 Cooperation with Underwritten Offerings.

No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the underwriters; provided that no Holder will be required to sell more than the number of Registrable Securities such Holder has requested to include in such registration) and (ii) completes, executes and delivers all questionnaires, powers of attorney, stock powers, custody agreements, indemnities, underwriting agreements and other documents and agreements required under the terms of such underwriting arrangements or as may be reasonably requested by the Company and the lead managing underwriter(s). To the extent that any such agreement is entered into pursuant to, and consistent with, Section 3, Section 4 and/or this Section 7, the respective rights and obligations created under such agreement will supersede the respective rights and obligations of the Holders, the Company and the underwriters created thereby with respect to such registration.

Section 8 Joinder.

The Company may from time to time (with the prior written consent of the Heritage Group) permit any Person who acquires Common Stock (or rights to acquire Common Stock) to become a party to this Agreement and to be entitled to and be bound by all of the rights and obligations as a Holder by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit B attached hereto (a “Joinder”). Upon the execution and delivery of a Joinder by such Person, the Common Stock held by such Person shall become the category of Registrable Securities (i.e. Heritage Group Registrable Securities or Other Investor Registrable Securities), and such Person shall be deemed the category of Holder (i.e. Heritage Group or Other Investor), in each case as set forth on the signature page to such Joinder.

Section 9 Term and Termination.

The provisions of this Agreement shall terminate and be of no further force and effect upon the earlier of: (a) the date on which all of the Registrable Securities have been disposed of in accordance with this Agreement; (b) the date on which the Heritage Group provides written notice of termination of this Agreement to the Company, and (c) the date that the Heritage Group and the Other Investors hold in the aggregate less than 5% of the outstanding Common Stock; provided, however, that (i) the provisions of Section 6 and Section 10 shall continue in full force and effect notwithstanding any termination of this Agreement and (ii) termination of this Agreement will not affect or prejudice any rights or obligations which have accrued or arisen under this Agreement prior to the time of termination and such rights and obligations, including any indemnities and remedies, will continue in full force and effect and survive the termination of this Agreement.

Section 10 General Provisions

a.Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only with the prior written consent of the Company and the Heritage Group; provided that no such amendment, modification or waiver that would treat a specific Holder or group of Holders of Registrable Securities (i.e., the Heritage Group or any Other Investors) in a manner materially and adversely different than any other Holder or group of Holders will be effective against such Holder or group of Holders without the consent of the holders of a majority of the Registrable Securities that are held by the group of Holders that is materially and adversely affected thereby; provided, further, that the foregoing provision shall not apply to any amendments or modifications otherwise expressly permitted by this Agreement, including the addition of a party hereto. The failure or delay of any Person to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement will not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

b.Remedies. The parties to this Agreement will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party will be entitled to seek specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

c.Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect and to the extent under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability will not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

d.Entire Agreement. Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way (including, without limitation, that certain Participation Rights Agreement, dated as of March 17, 2008, by and among the Company, Fred Fehsenfeld and Heritage Group).

e.Successors and Assigns. Except as otherwise provided herein, this Agreement will bind and inure to the benefit and be enforceable by the Company and its successors and permitted assigns and the Holders and their respective successors and permitted assigns (whether so expressed or not); provided, that this Agreement may not be assigned without the prior written consent of the Company. Notwithstanding the foregoing, (i) the Stockholders may assign any of its rights, interests and obligations hereunder, in whole or in part, to any entity in the Family Group of such Stockholder or any other Stockholder, and (ii) in the event of any such assignment, such assignee shall agree in writing to be bound by the provisions of this Agreement, including the rights, interests and obligations so assigned by executing a joinder substantially in the form set forth in Exhibit A.

f.Notices. Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail if sent during normal business hours of the recipient; but if not, then on the next Business Day, or (iii) one Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications will be sent to the Company at the address specified on the signature page hereto or any Joinder and to any holder, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any party may change such party’s address for receipt of notice by giving prior written notice of the change to the sending party as provided herein.

g.Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period will automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

h.Governing Law. The corporate law of the State of Delaware will govern all issues and questions concerning the relative rights of the Company and its equityholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

i.MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

j.CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON‑EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE WILL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

k.No Recourse. Notwithstanding anything to the contrary in this Agreement, the Company and each Holder agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, will be had against any current or future director, officer, employee, stockholder, general or limited partner or member of any Holder or any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever will attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, stockholder, partner or member of any Holder or of any Affiliate or assignee thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

l.Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement will be by way of example rather than by limitation.

m.No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

n.Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together will constitute one and the same agreement.

o.Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using electronic mail will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto will re‑execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument will raise the use of electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

p.Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Holder agrees to execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

q.Dividends, Recapitalizations, Etc. If at any time or from time to time there is any change in the capital structure of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment will be made in the provisions hereof so that the rights and privileges granted hereby will continue.

r.No Third-Party Beneficiaries. No term or provision of this Agreement is intended to be, or shall be, for the benefit of any Person not a party hereto, and no such other Person shall have any right or cause of action hereunder, except as otherwise expressly provided herein.

s.Heritage Group. It is understood and agreed that the Heritage Group shall act as representative for, and on behalf of, the Stockholders and any other Family-Related Persons that agree to be bound by this Agreement, including by providing notice and instructions to the

Company in respect of the exercise of registration rights on behalf of the Stockholders. The Company is entitled to rely upon such notice and instructions by Heritage Group, or any such designee(s), as if provided by the Stockholders themselves, and all references herein to any requests or notices to be provided by the Stockholders shall be interpreted accordingly. In addition, the Company is entitled to provide any notice required hereunder to the Stockholders to Heritage Group on behalf of the Stockholders, and such notices shall be considered given to the Stockholders themselves, and all references herein to any requests or notices to be provided by the Company shall be interpreted accordingly.

t.Current Public Information. With a view to making available to the Stockholders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company will:

i.for so long as it is subject to the periodic reporting obligations of the Exchange Act, make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

ii.for so long as it is subject to the periodic reporting obligations of the Exchange Act, file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

iii.furnish to the Stockholders forthwith upon request: (i) in the event the Company is no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Exchange Act; (ii) in the event the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, a copy of the most recent annual or quarterly report of the Company; and (iii) such other reports and documents as the Stockholders may reasonably request in availing themselves of any rule or regulation of the SEC allowing them to sell any such securities without registration; provided, however, that the Company shall be deemed to have furnished any such document if it shall have timely made such document available on the SEC’s Electronic Data Gathering, Analysis and Retrieval System, or a successor system.

* * * * *

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.
COMPANY:
HERITAGE-CRYSTAL CLEAN, INC.

/s/ Mark DeVita

By: Mark DeVita
Its: Executive Vice President & Chief Financial Officer

Notice Address:

Heritage-Crystal Clean, Inc.
2175 Point Boulevard, Suite 375
Elgin, IL 60123
Attention: Mark DeVita
Email: mark.devita@crystal-clean.com

With a copy to (which shall not constitute notice):

McDermott Will & Emery LLP
444 W. Lake Street, Suite 4000
Chicago, IL 60606
Attention: Heidi Steele
Email: hsteele@mwe.com

HERITAGE GROUP:
THE HERITAGE GROUP

/s/ Amy Schumacher

By: Amy Schumacher
Its: Chief Executive Officer

Notice Address:
The Heritage Group
5400 W. 86th Street
Indianapolis, IN 46268-0123
Attention: Fred Fehsenfeld Jr.
Amy Schumacher
David Rosen
Email: fmf@thgrp.com
ams@thgrp.com
drosen@thgrp.com

With a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
300 N. LaSalle
Chicago, IL 60654
Attention: Robert M. Hayward, P.C.
Email: robert.hayward@kirkland.com

OTHER INVESTORS:

/s/ Fred M. Fehsenfeld Jr.

Name: Fred M. Fehsenfeld Jr.
Notice Address:
c/o The Heritage Group
5400 W. 86th Street
Indianapolis, IN 46268-0123
Attention: Fred Fehsenfeld Jr.
Amy Schumacher
David Rosen
Email: fmf@thgrp.com
ams@thgrp.com
drosen@thgrp.com

With a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
300 N. LaSalle
Chicago, IL 60654
Attention: Robert M. Hayward, P.C.
Email: robert.hayward@kirkland.com

MAGGIE FEHSENFELD TRUST NO. 106, DATED DECEMBER 30, 1974 (FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD JR. AND HIS ISSUE)

IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD, JR. AND HIS ISSUE, DATED DECEMBER 27, 1973

/s/ James C. Fehsenfeld
By: James C. Fehsenfeld
Its: Trustee acting on behalf of each of the two trusts named above

Notice Address:
c/o The Heritage Group
5400 W. 86th Street
Indianapolis, IN 46268-0123
Attention: Fred Fehsenfeld Jr.
Amy Schumacher
David Rosen
Email: fmf@thgrp.com
ams@thgrp.com
drosen@thgrp.com

With a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
300 N. LaSalle
Chicago, IL 60654
Attention: Robert M. Hayward, P.C.
Email: robert.hayward@kirkland.com

MAGGIE FEHSENFELD TRUST NO. 100, DATED DECEMBER 30, 1974 (FOR THE BENEFIT OF DEBRA ANN BAKER AND HER ISSUE)

MAGGIE FEHSENFELD TRUST NO. 101, DATED DECEMBER 30, 1974 (FOR THE BENEFIT OF TRINA LEE FEHSENFELD AND HER ISSUE)

MAGGIE FEHSENFELD TRUST NO. 102, DATED DECEMBER 30, 1974 (FOR THE BENEFIT OF MARK EDGAR FEHSENFELD AND HIS ISSUE)
MAGGIE FEHSENFELD TRUST NO. 103, DATED DECEMBER 30, 1974 (FOR THE BENEFIT OF FRANK STOCKDALE FEHSENFELD AND HIS ISSUE)

MAGGIE FEHSENFELD TRUST NO. 104, DATED DECEMBER 30, 1974 (FOR THE BENEFIT OF JOHN MICHAEL FEHSENFELD AND HIS ISSUE)

MAGGIE FEHSENFELD TRUST NO. 105, DATED DECEMBER 30, 1974 (FOR THE BENEFIT OF JAMES CORNELIUS FEHSENFELD AND HIS ISSUE)

MAGGIE FEHSENFELD TRUST NO. 107, DATED DECEMBER 30, 1974 (FOR THE BENEFIT OF JUDITH LOUISE FEHSENFELD AND HER ISSUE)

MAGGIE FEHSENFELD TRUST NO. 108, DATED DECEMBER 30, 1974 (FOR THE BENEFIT OF JAN MARIE DILLOW AND HER ISSUE)

MAGGIE FEHSENFELD TRUST NO. 109, DATED DECEMBER 30, 1974 (FOR THE BENEFIT OF JO ANNE RUTIGLIANO AND HER ISSUE)

MAGGIE FEHSENFELD TRUST NO. 111, DATED DECEMBER 30, 1974 (FOR THE BENEFIT OF WILLIAM S. FEHSENFELD AND HIS ISSUE)

MAGGIE FEHSENFELD TRUST NO. 112, DATED DECEMBER 30, 1974 (FOR THE BENEFIT OF THOMAS V. FEHSENFELD AND HIS ISSUE)

MAGGIE FEHSENFELD TRUST NO. 113, DATED DECEMBER 30, 1974 (FOR THE BENEFIT OF NANCY F. SMITH AND HER ISSUE)

IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF DEBRA ANN BAKER AND HER ISSUE, DATED DECEMBER 26, 1973

IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF TRINA LEE FEHSENFELD AND HER ISSUE, DATED DECEMBER 26, 1973

IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF MARK EDGAR FEHSENFELD AND HIS ISSUE, DATED DECEMBER 26, 1973

IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF FRANK STOCKDALE FEHSENFELD AND HIS ISSUE, DATED DECEMBER 27, 1973

IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF JOHN MICHAEL FEHSENFELD AND HIS ISSUE, DATED DECEMBER 27, 1973

IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF JAMES CORNELIUS FEHSENFELD AND HIS ISSUE, DATED DECEMBER 27, 1973

IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF JUDITH LOUISE FEHSENFELD AND HER ISSUE, DATED DECEMBER 27, 1973

IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF JAN MARIE DILLOW AND HER ISSUE, DATED DECEMBER 27, 1973

IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF JO ANNE RUTIGLIANO AND HER ISSUE, DATED DECEMBER 27, 1973

IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF JOHN ALLEN FEHSENFELD AND HIS ISSUE, DATED DECEMBER 24, 1973

IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF WILLIAM S. FEHSENFELD AND HIS ISSUE, DATED DECEMBER 24, 1973

IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF THOMAS V. FEHSENFELD AND HIS ISSUE, DATED DECEMBER 24, 1973

IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF NANCY F. SMITH AND HER ISSUE, DATED DECEMBER 24, 1973

IRREVOCABLE INTERVIVOS TRUST FOR THE BENEFIT OF RUTH MARY FEHSENFELD AND HER ISSUE, DATED DECEMBER 24, 1973

/s/ Fred M. Fehsenfeld Jr.
By: Fred M. Fehsenfeld, Jr.
Its: Trustee acting on behalf of each of the twenty-eight trusts named above

Notice Address:
c/o The Heritage Group
5400 W. 86th Street
Indianapolis, IN 46268-0123
Attention: Fred Fehsenfeld Jr.
Amy Schumacher
David Rosen
Email: fmf@thgrp.com
ams@thgrp.com
drosen@thgrp.com

With a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
300 N. LaSalle
Chicago, IL 60654
Attention: Robert M. Hayward, P.C.
Email: robert.hayward@kirkland.com

IRREVOCABLE INTERVIVOS TRUST NUMBER 12.27.73
FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD, JR. AND HIS ISSUE U/A DATED DECEMBER 18, 2012

/s/ Fred M. Fehsenfeld Jr.

Fred M. Fehsenfeld, Jr., Trustee

MAGGIE FEHSENFELD TRUST NUMBER 106 12.30.74
FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD, JR. AND HIS ISSUE U/A DATED DECEMBER 18, 2012

/s/ Fred M. Fehsenfeld Jr.

Fred M. Fehsenfeld, Jr., Trustee

Notice Address:
c/o The Heritage Group
5400 W. 86th Street
Indianapolis, IN 46268-0123
Attention: Fred Fehsenfeld Jr.
Amy Schumacher
David Rosen
Email: fmf@thgrp.com
ams@thgrp.com
drosen@thgrp.com

With a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
300 N. LaSalle
Chicago, IL 60654
Attention: Robert M. Hayward, P.C.
Email: robert.hayward@kirkland.com

EXHIBIT A

DEFINITIONS

“Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person and, in the case of an individual, also includes any member of such individual’s Family Group; provided that the Company and its Subsidiaries will not be deemed to be Affiliates of any holder of Registrable Securities. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) will mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Agreement” has the meaning set forth in the recitals.

“Business Day” means a day that is not a Saturday or Sunday or a day on which banks in New York City are authorized or requested by law to close.

“Charitable Gifting Event” means any transfer by any Stockholder, or any subsequent transfer by such holder’s members, partners or other employees, in connection with a bona fide gift to any Charitable Organization.
“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Company” has the meaning set forth in the preamble and shall include its successor(s).

“Demand Request” has the meaning set forth in Section 1(a).

“Demand Registration” has the meaning set forth in Section 1(a).

“End of Suspension Notice” has the meaning set forth in Section 1(d)(ii).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.
“Excluded Registration” means any registration (i) pursuant to a Demand Registration (which is addressed in Section 1(b)(v)), or (ii) in connection with registrations on Form S‑4 or S‑8 promulgated by the SEC or any successor or similar forms) or (iii) in connection with any “at-the-market” equity distribution program or dividend reinvestment program of the Company.

“Expenses” has the meaning set forth in Section 5.

“Family Group” means with respect to any individual, such individual’s current or former spouse, their respective parents, descendants of such parents (whether natural or adopted) and the spouses of such descendants, any trust, limited partnership, corporation or limited liability company established solely for the benefit of such individual or such individual’s current or former spouse, their respective parents, descendants of such parents (whether natural or adopted) or the spouses of such descendants.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Heritage Group” has the meaning set forth in the recitals.

“Heritage Group Registrable Securities” means (i) any Common Stock held (directly or indirectly) by the Heritage Group, and (ii) any equity securities of the Company or any Subsidiary issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization.

“Holdback Period” has the meaning set forth in Section 3(a).

“Holder” means a holder of Registrable Securities who is a party to this Agreement (including by way of Joinder).

“Indemnified Parties” has the meaning set forth in Section 6(a).

“Joinder” has the meaning set forth in Section 8.

“Launch” for an Underwritten Offering means the earliest of (i) the filing of a preliminary prospectus (or prospectus supplement) that is intended to be distributed to potential investors in the Underwritten Offering, (ii) the public announcement of the commencement of the Underwritten Offering or (iii) if applicable, the entry into a binding agreement to sell securities being sold in the Underwritten Offering to the underwriters for the Offering.

“Losses” has the meaning set forth in Section 6(a).

“Open Window” means the open window period for trading of Common Stock by officers and directors and other insiders of the Company that typically occurs once each fiscal quarter pursuant to the Insider Trading Policy established by the Company’s board of directors, subject to changes based on any material nonpublic information of the Company and as may be amended from time to time in the board directors’ sole discretion.

“Other Investors” has the meaning set forth in the recitals.

“Other Investor Registrable Securities” means (i) any Common Stock held (directly or indirectly) by any Other Investors, and (ii) any equity securities of the Company or any Subsidiary issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization.

“Other Securities” has the meaning set forth in Section 3(a).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Piggyback Registrations” has the meaning set forth in Section 2(a).

“Public Offering” means any sale or distribution by the Company, one of its Subsidiaries and/or Holders to the public of Common Stock or other securities convertible into or exchangeable for Common Stock pursuant to an offering registered under the Securities Act.
“Registrable Securities” means Heritage Group Registrable Securities and Other Investor Registrable Securities. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (a) sold or distributed pursuant to a Public Offering, (b) sold in compliance with Rule 144, (c) distributed to the direct or indirect partners or members of the Heritage Group, (d) deemed to be beneficially owned by a Stockholder that has ceased to be part of a group (as such term is defined under Section 13(d) of the Exchange Act) with the Heritage Group or with any other Family Group of Fred Fehsenfeld that owns more than 5% of the Common Stock in the aggregate or (e) repurchased by the Company or a Subsidiary of the Company.

“Rule 144”, “Rule 158”, “Rule 405”, “Rule 415”, “Rule 403B” and “Rule 462” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the SEC, as the same will be amended from time to time, or any successor rule then in force.

“Sale Transaction” has the meaning set forth in Section 3(a).

“SEC” means the United States Securities and Exchange Commission.

“Securities” has the meaning set forth in Section 3(a).

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Shelf Offering” has the meaning set forth in Section 1(b)(ii).

“Shelf Offering Notice” has the meaning set forth in Section 1(b)(ii).

“Shelf Registrable Securities” has the meaning set forth in Section 1(b)(i).

“Shelf Registration Statement” has the meaning set forth in Section 1(b)(i).

“Shelf Registrable Securities” has the meaning set forth in Section 1(b)(ii).

“Stockholders” has the meaning set forth in the Recital.

“Subsidiary” means, with respect to the Company, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the Company or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons will be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or will be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“Suspension Event” has the meaning set forth in Section 1(d)(ii).

“Suspension Notice” has the meaning set forth in Section 1(d)(ii).

“Suspension Period” has the meaning set forth in Section 1(d)(i).

“Underwritten Block Trade” has the meaning set forth in Section 1(b)(iii).

“Underwritten Offering” means an offering registered under the Securities Act in which securities of the Company are sold to one or more underwriters on a firm commitment bases for reoffering to the public. Unless the context otherwise requires, references to Underwritten Offering shall include an Underwritten Block Trade.

“Violation” has the meaning set forth in Section 6(a).

EXHIBIT B

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of __________________, 20__ (as amended, modified and waived from time to time, the “Registration Agreement”), among Heritage-Crystal Clean, Inc., a Delaware corporation (the “Company”), and the other persons named as parties therein (including pursuant to other Joinders). Capitalized terms used herein have the meaning set forth in the Registration Agreement.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of, the Registration Agreement as a Holder in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned will be deemed for all purposes to be a Holder, an [Heritage Group // Other Investor thereunder] and the undersigned’s ____ shares of Common Stock will be deemed for all purposes to be [Heritage Group // Other Investor] Registrable Securities under the Registration Agreement.
Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, 20___.

____________________________________
Signature

____________________________________
Print Name

Address:_____________________________ ____________________________________ ____________________________________

Agreed and Accepted as of
________________, 20___:
HERITAGE-CRYSTAL CLEAN, INC.
By: ________________________
Its: ________________________